Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended				Six Months Ended
	6/30/2008	6/30/2007	% Ch	g	6/30/2008	6/30/2007	% Ch	g
Operating Revenues
Wireless service	$10,894	$9,513		14.5%	$21,499	$18,583		15.7%
Voice	9,519	10,378		-8.3%	19,212	20,833		-7.8%
Data	6,054	5,746		5.4%	12,026	11,401		5.5%
Directory	1,383	1,155		19.7%	2,781	2,177		27.7%
Other	3,016	2,686		12.3%	6,092	5,453		11.7%
Total Operating Revenues	30,866	29,478		4.7%	61,610	58,447		5.4%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	11,900	11,658		2.1%	23,902	23,080		3.6%
Selling, general and administrative	7,441	7,460		-0.3%	15,300	14,727		3.9%
Depreciation and amortization	4,958	5,416		-8.5%	9,861	11,032		-10.6%
Total Operating Expenses	24,299	24,534		-1.0%	49,063	48,839		0.5%
Operating Income	6,567	4,944		32.8%	12,547	9,608		30.6%
Interest Expense	854	879		-2.8%	1,719	1,752		-1.9%
Equity in Net Income of Affiliates	212	210		1.0%	455	383		18.8%
Other Income (Expense) - Net	(43)	127		-	(10)	631		-
Income Before Income Taxes	5,882	4,402		33.6%	11,273	8,870		27.1%
Income Taxes	2,110	1,498		40.9%	4,040	3,118		29.6%
Net Income	$3,772	$2,904		29.9%	$7,233	$5,752		25.7%

Basic Earnings Per Share	$0.64	$0.47		36.2%	$1.21	$0.93		30.1%
Weighted Average Common
Shares Outstanding (000,000)	5,926	6,145		-3.6%	5,962	6,184		-3.6%

Diluted Earnings Per Share	$0.63	$0.47		34.0%	$1.21	$0.92		31.5%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,962	6,195		-3.8%	5,997	6,230		-3.7%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended				Six Months Ended

Wireless	6/30/2008	6/30/2007	% Ch	g	6/30/2008	6/30/2007	% Ch	g
Segment Operating Revenues
Service	$10,951	$9,540		14.8%	$21,596	$18,632		15.9%
Equipment	1,082	855		26.5%	2,262	1,760		28.5%
Total Segment Operating Revenues	12,033	10,395		15.8%	23,858	20,392		17.0%

Segment Operating Expenses
Cost of services and equipment sales	4,162	3,941		5.6%	8,272	7,611		8.7%
Selling, general and administrative	3,361	3,040		10.6%	6,640	5,953		11.5%
Depreciation and amortization	1,446	1,810		-20.1%	2,926	3,701		-20.9%
Total Segment Operating Expenses	8,969	8,791		2.0%	17,838	17,265		3.3%
Segment Operating Income	3,064	1,604		91.0%	6,020	3,127		92.5%
Equity in Net Income of Affiliates	3	17		-82.4%	5	24		-79.2%
Minority Interest	(69)	(67)		-3.0%	(129)	(115)		-12.2%
Segment Income	$2,998	$1,554		92.9%	$5,896	$3,036		94.2%

Wireline
Segment Operating Revenues
Voice	$9,757	$10,586		-7.8%	$19,676	$21,263		-7.5%
Data	6,287	5,980		5.1%	12,492	11,842		5.5%
Other	1,564	1,427		9.6%	3,064	2,880		6.4%
Total Segment Operating Revenues	17,608	17,993		-2.1%	35,232	35,985		-2.1%

Segment Operating Expenses
Cost of sales	7,818	7,817		-	15,780	15,618		1.0%
Selling, general and administrative	3,409	3,685		-7.5%	6,951	7,486		-7.1%
Depreciation and amortization	3,269	3,301		-1.0%	6,439	6,742		-4.5%
Total Segment Operating Expenses	14,496	14,803		-2.1%	29,170	29,846		-2.3%
Segment Income	$3,112	$3,190		-2.4%	$6,062	$6,139		-1.3%

Advertising & Publishing
Segment Operating Revenues	$1,407	$1,478		-4.8%	$2,824	$2,921		-3.3%

Segment Operating Expenses
Cost of sales	439	364		20.6%	860	797		7.9%
Selling, general and administrative	332	428		-22.4%	698	729		-4.3%
Depreciation and amortization	203	263		-22.8%	415	505		-17.8%
Total Segment Operating Expenses	974	1,055		-7.7%	1,973	2,031		-2.9%
Segment Income	$433	$423		2.4%	$851	$890		-4.4%

Other
Segment Operating Revenues	$512	$558		-8.2%	$1,056	$1,096		-3.6%
Segment Operating Expenses	554	643		-13.8%	1,442	1,155		24.8%
Segment Operating Loss	(42)	(85)		50.6%	(386)	(59)		-
Equity in Net Income of Affiliates	209	202		3.5%	450	374		20.3%
Segment Income	$167	$117		42.7%	$64	$315		-79.7%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	6/30/08	12/31/07
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,631	$1,970
Accounts receivable - net of allowances for
uncollectibles of $1,303 and $1,364	15,971	16,185
Prepaid expenses	1,671	1,524
Deferred income taxes	1,407	2,044
Other current assets	2,545	2,963
Total current assets	23,225	24,686
Property, Plant and Equipment - Net	97,368	95,890
Goodwill	71,528	70,713
Licenses	46,771	37,985
Customer Lists and Relationships - Net	12,568	14,505
Other Intangible Assets - Net	5,844	5,912
Investments in Equity Affiliates	2,838	2,270
Postemployment Benefit	17,898	17,291
Other Assets	6,468	6,392
Total Assets	$284,508	$275,644

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$16,472	$6,860
Accounts payable and accrued liabilities	18,927	21,399
Advanced billing and customer deposits	3,573	3,571
Accrued taxes	3,782	5,027
Dividends payable	2,357	2,417
Total current liabilities	45,111	39,274
Long-Term Debt	63,675	57,255
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	25,136	24,939
Postemployment benefit obligation	24,832	24,011
Other noncurrent liabilities	13,817	14,798
Total deferred credits and other noncurrent liabilities	63,785	63,748

Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,647	91,638
Retained earnings	35,719	33,297
Treasury shares (at cost)	(21,420)	(15,683)
Accumulated other comprehensive loss	(504)	(380)
Total stockholders' equity	111,937	115,367
Total Liabilities and Stockholders' Equity	$284,508	$275,644

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Six Months Ended
	6/30/08	6/30/07
Operating Activities
Net income	$7,233	$5,752
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	9,861	11,032
Undistributed earnings from investments in equity affiliates	(415)	(344)
Provision for uncollectible accounts	860	738
Deferred income tax expense (benefit)	1,384	(546)
Net gain on sales of investments	(27)	(64)
Gain on license exchange	-	(409)
Changes in operating assets and liabilities:
Accounts receivable	(776)	87
Other current assets	274	(665)
Accounts payable and accrued liabilities	(5,117)	(287)
Stock-based compensation tax benefit	(14)	(107)
Other - net	242	(108)
Total adjustments	6,272	9,327
Net Cash Provided by Operating Activities	13,505	15,079

Investing Activities
Construction and capital expenditures
Capital expenditures	(9,320)	(7,460)
Interest during construction	(257)	(78)
Acquisitions, net of cash acquired	(10,087)	(221)
Dispositions	623	520
Proceeds from sale of securities, net of investments	(73)	509
Other	41	17
Net Cash Used in Investing Activities	(19,073)	(6,713)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	6,590	(1,993)
Issuance of long-term debt	10,924	5,924
Repayment of long-term debt	(1,605)	(2,065)
Purchase of treasury shares	(6,077)	(6,904)
Issuance of treasury shares	310	1,252
Dividends paid	(4,802)	(4,414)
Stock-based compensation tax benefit	14	107
Other	(125)	(121)
Net Cash Provided by (Used in) Financing Activities	5,229	(8,214)
Net increase (decrease) in cash and cash equivalents	(339)	152
Cash and cash equivalents beginning of year	1,970	2,418
Cash and Cash Equivalents End of Period	$1,631	$2,570

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended				Six Months Ended
	6/30/2008	6/30/2007	% Ch	g	6/30/2008	6/30/2007	% Ch	g

Wireless
Wireless Customers (000)					72,882	63,673		14.5%
Net Customer Additions (000)	1,333	1,456		-8.4%	2,628	2,647		-0.7%
M&A Activity, Partitioned Customers and Other Adjs. (000)	182	-		-	202	64		-
Postpaid Customers (000)					57,043	51,488		10.8%
Net Postpaid Customer Additions (000)	894	912		-2.0%	1,599	1,592		0.4%
Postpaid Churn	1.1%	1.2%	-10 B	P	1.2%	1.3%	-10 B	P
Licensed POPs (000,000)					304	299		1.7%

In-Region Wireline [1]
Total Consumer Revenue Connections (000) [8]
Retail Consumer Primary Switched/VoIP connections [2]					29,349	32,124		-8.6%
Retail Consumer Additional Switched/VoIP connections [2]					3,703	4,232		-12.5%
Consumer Broadband Connections [3]					12,581	11,260		11.7%
Video Connections: [4]
Satellite Connections					2,235	1,846		21.1%
U-verse Video Connections					549	51		-
Total Consumer Revenue Connections (000)					48,417	49,513		-2.2%

Net Consumer Revenue Connection Changes (000)	(923)	248		-	(1,021)	652		-

Switched Access Lines (000) [8]
Retail Consumer - Primary					29,319	32,124		-8.7%
Retail Consumer - Additional					3,701	4,232		-12.5%
Retail Business					22,428	23,144		-3.1%
Retail					55,448	59,500		-6.8%

Wholesale [5]					3,248	4,283		-24.2%
Coin [6]					164	295		-44.4%
Total Switched Access Lines (000)					58,860	64,078		-8.1%

Net Switched Access Line Changes (000)	(1,555)	(1,351)		-15.1%	(2,722)	(2,391)		-13.8%

Total Broadband Connections (000) [3,8]					14,693	13,261		10.8%
Net Broadband Connection Changes (000) [3,8]	46	400		-88.5%	537	1,091		-50.8%
Total Video Connections (000) [4]					2,784	1,897		46.8%
Net Video Connection Changes (000) [4]	173	200		-13.5%	437	387		12.9%

AT&T Inc.
Construction and capital expenditures
Captial expenditures	$5,142	$4,122		24.7%	$9,320	$7,460		24.9%
Interest during construction	$187	$43		-	$257	$78		-

Dividends Declared per Share	$0.4000	$0.3550		12.7%	$0.8000	$0.7100		12.7%
End of Period Common Shares Outstanding (000,000)					5,892	6,107		-3.5%
Debt Ratio [7]					41.7%	35.6%	610 B	P
Total Employees					307,550	301,840		1.9%

[1]	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
[2]	Primarily switched access lines. Also includes VoIP.
[3]	Broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[4]	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
[5]	Wholesale lines include 0.2 million lines purchased by AT&T Corp. at 06/30/08 and 0.6 million at 06/30/07.
[6]	Coin includes both retail and wholesale access lines.
[7]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
[8]	Prior year amounts restated to conform to current period reporting methodology.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliations
Wireless Segment Adjusted OIBDA
Dollars in Millions
Unaudited
Quarter Ended June 30, 2008	Adjusting Items
	GAAP	Intangible Amortization	Adjusted
Service Revenues	$10,951		$10,951
Equipment Revenues	1,082		1,082
Total Operating Revenues	$12,033	$-	$12,033

Operating Expenses
Cost of Services and Equipment Sales	4,162	-	4,162
Selling, General and Administrative	3,361	-	3,361
Depreciation and Amortization	1,446	(529)	917
Total Operating Expenses	8,969	(529)	8,440

Operating Income	3,064		3,593

Plus: Depreciation and Amortization	1,446		917
OIBDA	4,510		4,510
OIBDA as a % of Service Revenue	41.2%		41.2%

Quarter Ended June 30, 2007	Adjusting Items
	GAAP	Integration Costs	Intangible Amortization	Adjusted
Service Revenues	$9,540			$9,540
Equipment Revenues	855			855
Total Operating Revenues	$10,395	$-	$-	$10,395

Operating Expenses
Cost of Services and Equipment Sales	3,941	(48)	-	3,893
Selling, General and Administrative	3,040	(115)	-	2,925
Depreciation and Amortization	1,810	(83)	(737)	990
Total Operating Expenses	8,791	(246)	(737)	7,808

Operating Income	1,604			2,587

Plus: Depreciation and Amortization	1,810			990
OIBDA	3,414			3,577
OIBDA as a % of Service Revenue	35.8%			37.5%

OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from Segment operating Income (loss), as calculated in accordance with generally accepted accounting principles (GAAP), in that it excludes depreciation and amortization. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with GAAP. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliations
Reconciliation of Free Cash Flow
Dollars in Millions

Unaudited
June 30, 2008	Three Months Ended	Six Months Ended

Net cash provided by operating activities	$8,548	$13,505
Less: Construction and capital expenditures	5,329	9,577
Free Cash Flow	$3,219	$3,928

Free cash flow is defined as cash from operations minus capital expenditures. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliations
Adjusted and Reported Wireline Operating Expenses
Dollars in Millions

Unaudited
	Three Months Ended
	6/30/08	6/30/07	YoY % Change

Reported Wireline Operating Expenses	$14,496	$14,803	-2.1%
Operating Adjustments
Cash Integration Costs	-	141	-
Intangible Amortization	432	578	-25.3%
Total Adjusting Items	432	719	-39.9%
Adjusted Wireline Operating Expenses	$14,064	$14,084	-0.1%

Adjusted Wireline operating expenses differs from reported operating expenses in that it excludes the merger-related expenses shown above and provides additional comparability to prior periods.